                                                                EXHIBIT 10(o)(3)


                       THIRD AMENDMENT TO INDUSTRIAL LEASE
          10400 AND 10410 TRADEMARK STREET, RANCHO CUCAMONGA, CA 91730



         1. The terms of the industrial lease dated March 18, 1991 originally between Rancho Cucamonga Business Park as Lessor and U.S. Alcohol Testing of America as Lessee and currently by and between Substance Abuse Technologies, Inc. (formerly U.S. Alcohol Testing of America) as Lessee and the Realty Trust as Lessor is amended as follows:

         2. The monthly rentals for the first option period exercised by Lessee shall be amended as follows:

         February 1, 1997 to January 31, 1998                 $10,750.00

         February 1, 1998 to January 31, 1999                 $11,072.50

         February 1, 1999 to January 31, 2000                 $11,404.68

         February 1, 2001 to January 21, 2002                 $12,099.11

         3. All other terms and conditions of the original lease dated March 18, 1991 and its addendum and amendments shall remain in full force and effect.

         4. This Third Amendment is executed in two (2) originals. One original shall be held by the Lessor, the Realty Trust, and one original shall be held by the Lessee, Substance Abuse Technologies, Inc.

Dated:  January 2, 1997

                                        SUBSTANCE ABUSE TECHNOLOGIES, INC.

                                   By:  /s/ Linda H. Masterson
                                        ----------------------------------------
                                            Linda H. Masterson, President


Dated:  December 30, 1996

                                        THE REALTY TRUST

                                   By:  /s/ Simi Dabah
                                        ----------------------------------------
                                            Simi Dabah, Trustee




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